The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTSCX)

(Institutional Shares)

Supplement dated April 29, 2022 to the

Summary Prospectus and Institutional Classes Prospectus, each dated February 28, 2022

Effective immediately, Matthew F. Shannon has replaced Christopher J. Colarik as a portfolio manager of the Small Cap Equity Portfolio. All references to Mr. Colarik in the Small Cap Equity Portfolio (Institutional Shares) Summary Prospectus (the “Summary Prospectus”) and the Equity Portfolios Institutional Classes Prospectus (the “Prospectus”) are hereby deleted. Accordingly, effective immediately, the Summary Prospectus and the Prospectus are revised as follows:

The section entitled “Portfolio Managers” on page 4 of the Summary Prospectus and the sub-section entitled “Portfolio Managers” of the “Summary Section” of the Small Cap Equity Portfolio on page 19 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Portfolio Managers: Jordan L. Irving, Portfolio Manager, and Matthew F. Shannon, CFA, Portfolio Manager, of the Advisor have managed the Portfolio since 2018 and April 2022, respectively.

In the sub-section entitled “Investment Advisor” of the section entitled “Additional Information About Management of the Portfolios” of the Prospectus, the fifth paragraph on page 38 is hereby deleted in its entirety and replaced with the following:

Jordan L. Irving, Portfolio Manager of the Advisor, manages the Small Cap Equity Portfolio along with Matthew F. Shannon, CFA, Portfolio Manager of the Advisor. Mr. Irving has been responsible for the management of the Small Cap Equity Portfolio since February 2018. Mr. Irving has been employed by the Advisor as a portfolio manager since 2017. Prior to joining the Advisor, Mr. Irving served as a founding partner and portfolio manager at Irving Magee Investment Management LLC, and prior to that served as a senior portfolio manager for both large and small capitalization value equity strategies at Macquaire Investment Management. Mr. Shannon has been responsible for the management of the Small Cap Equity Portfolio since April 2022. Mr. Shannon has been employed by the Advisor since 2014. Prior to that time, Mr. Shannon served as a portfolio management associate for Glenmede Trust.

Please retain this Supplement for future reference.